UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): January 19, 2006

                              GLOBALNET CORPORATION
               (Exact name of registrant as specified in charter)

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             Nevada                        000-24962             75-2863583
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 (State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
 Incorporation or Organization)                             Identification No.)
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              2616 South Loop West, Suite 660, Houston, Texas 77054
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 778-9591

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an
Off-Balance Sheet Arrangement of a Registrant

Item 3.02         Unregistered Sales of Equity Securities

      To obtain funding for working capital, GlobalNet Corporation (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on December 12, 2005 for the sale of (i) $1,500,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 1,500,000 shares of our common stock.

      On December 12, 2005, the Investors purchased $350,000 in Notes and received Warrants to purchase 350,000 shares of the Company's common stock. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, on the final business day of each month, or such other date mutually acceptable to the Company and the Investors, commencing in January 2006, the Company will issue to the Investors and the Investors will purchase an additional agreed upon amount of Notes and Warrants until the remaining $1,150,000 in Notes has been purchased. The Company or a majority in interest of the Investors may terminate the obligation to issue additional Notes and Warrants upon 30 days notice. On January 19, 2006, the Investors purchased an additional $325,000 in Notes and received Warrants to purchase 325,000 shares of the Company's common stock.

      The Notes bear interest at 12%, mature three years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price, equal to the lower of (i) $0.0036 or (ii) 20% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of January 19, 2006, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.0001 and, therefore, the conversion price for the secured convertible notes was $.00002. Based on this conversion price, the Notes issued in the amount of $325,000 excluding interest, were convertible into 16,250,000,000 shares of our common stock.

      The Company's Articles of Incorporation currently allow for issuance of a maximum of 20,000,000,000 shares of common stock. Currently, the Company has approximately 8,700,000,000 shares outstanding, leaving an unissued balance of authorized shares that is not sufficient to service the maximum requirements of all of its convertible securities. In the event we are unable to obtain an increase in our authorized common stock, we will be required to repay the convertible debenture and we will be subject to penalties associated with such failure to deliver shares of common stock upon conversion of the debentures as well as prepayment penalties. In addition, the Investors, which have a secured lien on all of our assets and intellectual property, would be entitled to foreclose on our assets and intellectual property. In the event that the foregoing were to occur, significant adverse consequences to the Company would be reasonably anticipated.

      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.0036 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at an exercise price of $0.0009 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      As of the date hereof, the Company is obligated on $675,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company. In addition, the Company is also obligated on approximately $9,000,000 in face amount of callable secured convertible notes issued to the Investors. Certain of the Company's debt instruments originated in periods prior to October 2003; accordingly, such debt instruments may be converted to common stock which may be sold pursuant to Rule 144(k).

      In connection with the financing described herein, the Company has agreed to amend the variable conversion price on all callable secured convertible notes, aggregating to approximately $9,000,000, issued on February 6, 2003, February 21, 2003, May 9, 2003, June 23, 2003, August 21, 2003, May 21, 2004,
June 21, 2004 and October 27, 2004 and all fundings made in 2005 to be equal to 20% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date.

      The Notes and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

      As indicated above, under defined conditions either the Company or the Investors may decline to proceed with additional purchases of the Notes. There is no assurance that additional purchases of the Notes will occur, and should such a circumstance occur, it is likely that the Company would have insufficient funds to continue operations. Assuming the investors purchase the remaining $825,000 of the Notes, the proceeds are believed to be sufficient to fund the Company's revised operations into the second quarter of 2006. The Company is currently reviewing its operations, with a view towards refocusing it's operations on it's Voice Over Internet Protocol product development and offerings. Certain wholesale product offerings will be adjusted in support of this migration in focus. Accordingly, previous information and projections filed on December 2, 2005, which contemplated full wholesale product offerings and higher funding levels, should not be relied upon.


Item 9.01 Financial Statements and Exhibits

Exhibit No.       Description

4.1 Securities Purchase Agreement dated December 12, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (filed with the Company's Current Report on Form 8-K, with an event date of December 12, 2005, and incorporated herein by reference)

4.2 Form of Callable Secured Convertible Note (filed with the Company's Current Report on Form 8-K, with an event date of December 12, 2005, and incorporated herein by reference)

4.3 Form of Stock Purchase Warrant (filed with the Company's Current Report on Form 8-K, with an event date of December 12, 2005, and incorporated herein by reference)

4.4 Form of Registration Rights Agreement by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (filed with the Company's Current Report on Form 8-K, with an event date of December 12, 2005, and incorporated herein by reference)

4.5 Letter Agreement dated December 15, 2005 (filed with the Company's Current Report on Form 8-K, with an event date of December 12, 2005, and incorporated herein by reference)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALNET CORPORATION

Date: January 20, 2006                      By:/s/Mark T. Wood
                                               ---------------
                                            Name: Mark T. Wood
                                            Title: CEO